                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 1997 to January 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%, 7.05%,
                                 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997

                                         CUSIP#'S 393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                         TRUST ACCOUNT #80-4141300
                                         REMITTANCE DATE: 2/17/97

                                                  Total $           Per $1,000
                                                   Amount            Original
                                                  --------          ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                          $6,805,352.76

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      6,805,352.76

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.15%)          6.15%
          b. Class A-1 Interest                  178,411.04     3.43098154
          c. Class A-2 Remittance Rate(6.55%)          6.55%
          d. Class A-2 Interest                  152,833.33     5.45833321
          e. Class A-3 Remittance Rate(6.75%)          6.75%
          f. Class A-3 Interest                  315,000.00     5.62500000
          g. Class A-4 Remittance Rate(7.05%)          7.05%
          h. Class A-4 Interest                  393,625.00     5.87500000
          i. Class A-5 Remittance Rate(7.35%)          7.35%
          j. Class A-5 Interest                  183,750.00     6.12500000
          k. Class A-6 Rimittance Rate (7.95%)         7.95%
          l. Class A-6 Interest                1,115,484.38     6.62500003

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00            .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING cCONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 2

                                       CUSIP#'S   393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                       TRUST ACCOUNT #80-4141300
                                       REMITTANCE DATE: 2/17/97

                                                   Total $          Per $1,000
                                                    Amount           Original
                                                   --------         -----------
(4) Remaining:
       a. Unpaid Class A Interest
          Shortfall                                      .00             .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                2,470,581.39             N/A
         a.  Scheduled Principal                  537,281.41             N/A
         b.  Principal Prepayments              1,332,377.47             N/A
         c.  Liquidated Contracts                  99,581.54             N/A
         d.  Repurchases                                 .00             N/A
         e.  Current Month Advanced Principal     687,728.01             N/A
         f.  Prior Month Advanced Principal      (186,387.04)            N/A

    (6)  Pool Scheduled Principal Balance     456,029,081.84

   (6b)  Adjusted Pool Principal Balance      455,341,353.83    958.61332603
   (6c)  Pool Factor                              0.95861333

    (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date          .00

    (8)  Class A Percentage for such Remittance
          Date                                         92.22%

    (9)  Class A Percentage for the following
          Remittance Date                              92.18%
   (10)  Class A Principal Distribution:
         a. Class A-1                           2,470,581.39     47.51118058
         b. Class A-2                                    .00             .00
         c. Class A-3                                    .00             .00
         d. Class A-4                                    .00             .00
         e. Class A-5                                    .00             .00
         f. Class A-6                                    .00             .00
         g. Class A-7                                    .00             .00

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 3

                                                       CUSIP#'S 393505-
                                                       NW8,NX6,NY4,NZ1,PA4,PB2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 2/17/97


                                                  Total $          Per $1,000
                                                   Amount           Original
                                                -----------      ------------
   (11)   Class A-1 Principal Balance        32,341,328.83       621.94863135
   (11a)      Class A-1 Pool Factor              .62194863

   (12)   Class A-2 Principal Balance        28,000,000.00       1000.0000000
   (12a)      Class A-2 Pool Factor             1.00000000

   (13)   Class A-3 Principal Balance        56,000,000.00       1000.0000000
   (13a)      Class A-3 Pool Factor             1.00000000

   (14)   Class A-4 Principal Balance        67,000,000.00       1000.0000000
   (14a)      Class A-4 Pool Factor             1.00000000

   (15)   Class A-5 Principal Balance        30,000,000.00       1000.0000000
   (15a)      Class A-5 Pool Factor             1.00000000

   (16)   Class A-6 Principal Balance       168,375,000.00       1000.0000000
   (16a)       Class A-6 Pool Factor            1.00000000

 (17)     Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                         .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 4
                                                       CUSIP#'S 393505-
                                                       NW8,NX6,NY4,NZ1,PA4,PB2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 2/17/97

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (18)  31-59 days                              4,311,795.46             130

    (19)  60 days or more                         2,871,114.61              83

    (20)  Current Month Repossessions               427,997.28              16

    (21)  Repossession Inventory                  1,893,887.79              66

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date          .63%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                     .46%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date         .95%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                     .83%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997
                                    Page 5

                                                       CUSIP#'S 393505-
                                                       NW8,NX6,NY4,NZ1,PA4,PB2
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 2/17/97

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                        0.01%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date     29,225.01

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                         .03%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                            16.08%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                    .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                              7.78%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997          CUSIP NO. 393505PD8
                                    Page 6             TRUST ACCOUNT #80-4143800
                                                       REMITTANCE DATE: 2/17/97

                                                   Total $          Per $1,000
                                                    Amount           Original
                                                  ---------        -------------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                           1,995,667.62

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (8.05%,
            unless Weighted Average Contract
            Rate is below 8.05%)                       7.95%
      b.  Class M-1 Interest                     251,750.00           6.62500000

(30)  Amount applied to Class M-1 Interest
        Deficiency Amount                               .00                    0

(31)  Remaining unpaid Class M-1 Interest
        Deficiency Amount                               .00                    0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall           .00                    0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall           .00                    0

B.    Principal
(34)  Formula Principal Distribution Amount             .00                  N/A
      a.  Scheduled Principal                           .00                  N/A
      b.  Principal Prepayments                         .00                  N/A
      c.  Liquidated Contracts                          .00                  N/A
      d.  Repurchases                                   .00                  N/A

(35)  Class M-1 Principal Balance             38,000,000.00        1000.00000000
(35a) Class M-1 Pool Factor                      1.00000000
(36)  Class M-1 Percentage for such Remittance
      Date                                              .00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997         CUSIP NO. 393505PD8
                                    Page 7            TRUST ACCOUNT #80-41413800
                                                      REMITTANCE DATE: 2/17/97

                                                   Total $          Per $1,000
                                                   Amount            Original
                                                 ----------        ------------
(37) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                          .00            0.00000000
     b.  Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                         .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date       .00

(39) Class M-1 Percentage for the following
     Remittance Date                                  .00%

Class B1 Certificates
-----------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          1,743,917.62

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                    8.00%

(3)  Aggregate Class B1 Interest               126,666.67         6.66666684

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00                .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00                .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date         .00

(8a) Class B Percentage for such Remittance Date      .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                JANUARY 1997           CUSIP NO. 393505PE6,PF3
                                   Page 8              REMITTANCE DATE: 2/17/97

                                                  Total $            Per $1,000
                                                   Amount             Original
                                                 ---------          -----------

   (9) Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)            .00

   (10a) Class B1 Principal Shortfall                    .00

   (10b) Unpaid Class B1 Principal Shortfall             .00

   (11)  Class B Principal Balance             35,625,025.00

   (12)  Class B1 Principal Balance            19,000,000.00


Class B2 Certificates
---------------------
(13)  Remaining Amount Available                1,617,250.95

(14)  Class B-2 Remittance Rate (8.45%
      unless Weighted Average Contract
      Rate is less than 8.45%)                          8.35%

(15)  Aggregate Class B2 Interest                 115,682.47      6.95833360

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                              .00             .00

(17)  Remaining Unpaid Class B2 Interest Shortfall       .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date           .00

(19)  Class B2 Principal Liquidation Loss Amount         .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                               .00

(21)  Guarantee Payment                                  .00

(22)  Class B2 Principal Balance               16,625,025.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 JANUARY 1997         CUSIP NO. 393505-PE6,PF3
                                    Page 9            REMITTANCE DATE: 2/17/97

                                                  Total $          Per $1,000
                                                  Amount             Original
                                               -----------        ------------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                             190,832.63

(24) 3% Guarantee Fee                           1,144,995.81

(25) Class C Residual Payment                     165,740.04

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                     .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                     .00

(28) Repossessed Contracts                        427,997.28

(29) Repossessed Contracts Remaining
     in Inventory                               1,893,887.79

(30) Weighted Average Contract Rate                 10.33627